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                                  EXHIBIT 10(f)


                      WARRANTS ISSUED ON NOVEMBER 20, 2001



    Warrant Holder                               Number of Warrants
    --------------                               ------------------

    Jeffrey K. Harrow                                     2,000,000
    Scott J. Tarte                                        2,000,000
    Robert B. Ginsburg                                    1,000,000
    Alan I. Goldberg                                        300,000


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